UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Annual Report

December 31, 2016

Pinnacle Value Fund Annual Report                                                                   December 31, 2016

Dear Fellow Shareholders,

Our Fund’s NAV rose 16.5% in 2016. At year end we held 58 positions with a weighted average market cap of $330 million, a dividend yield of 1.2%,  and  a price to book value ratio of 80%.

Total Return	2016	2015	2014	2013	2012
Pinnacle Value Fund	16.5%	(6.0)%	4.8%	16.6%	18.9%
Russell 2000	21.4	(4.4)	4.9	38.6	16.3
S&P 500	12.0%	1.4%	13.7%	2.0%	15.9%

(All returns include dividend reinvestment. Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

The State of the Market

Most US stock markets closed 2016 near record highs. Dow 20,000 has become the new mantra and will probably be surpassed in the near future. But the year didn’t start out that way. At one point in February the S&P 500 was down about 15% as investors worried about a possible earnings slowdown. It was a year of surprises and volatility marked by such events as the Brexit vote in June and the US Presidential vote in November. Surprisingly, the dollar reached a multi-year high on expectations of higher US interest rates and robust economic growth.

The Fed raised short term interest rates in December and signaled another 2-3 hikes in 2017, all of which will be data driven, of course. Long term interest rates also appear to be rising with the yield on the 10 year treasury bond almost doubling to 2.5% in the last six months. This may impact mortgage rates and installment rates for big ticket items like autos and appliances. As you know, higher interest rates usually hurt stocks in a couple ways: it raises the cost of corporate borrowing and compresses price-earnings (P/E) ratios. This is important since much of the market’s rise in recent years has been driven by Fed induced lower rates and higher P/E ratios.

The big question is how we will make money in 2017? This is a question we’ve debated with our peers and no one has a good answer. The rising tide of worldwide liquidity has lifted all boats resulting in high stock prices and stretched valuations. Compelling ideas remain few and far between. The markets remain high reflecting optimism that the new administration will follow through on campaign promises of lower corporate taxes, infrastructure spending and deregulation. If none of these occur (or are delayed), the market (including US small cap value) may be vulnerable. Since we expect 2017 to be a year of surprises and volatility in both equities and fixed income, investors may be well advised to fasten their seatbelts.

Commentary/Portfolio Activity

As can be seen from the above box scores, US equities had a strong 2016 with the small cap benchmark R2000 rising 21.4%.  Pinnacle Value returned 16.5% which lagged the benchmark, but given the conservative, risk averse nature of our portfolio, and our large cash holdings throughout the year, we consider our performance acceptable. We are well positioned for any dislocation that may occur should any unanticipated events occur during the year.

In terms of portfolio positioning, energy remains our largest segment at 20% of net assets. Recently I returned from New Orleans where I attended the Workboat Trade Show and visited some of our companies including Gulf Island Fabrication, one of our larger positions. The mood at the trade show was optimistic with most participants believing that energy prices bottomed in February 2016 and that perhaps $50-60 per barrel oil prices may be sustainable. Most of our energy holdings have rebounded nicely in 2016 and we’ve trimmed some positions. A couple (Tidewater, Gulfmark Offshore) are still struggling and are plagued by too many offshore supply vessels (OSVs) competing for limited offshore rig business. Both are restructuring their balance sheets to reduce debt which we hope is not too dilutive to common shareholders.

As you can see from the Table following, several securities made positive contributions to the Fund’s performance. Global Power Equipment is a turnaround where actions by the new management team to fix the business are finally gaining traction. Gulf Island Fabrication, Unit Corp. and Dawson Geophysical are all energy plays that responded favorably to better oil/gas prices and sentiment. ASA Ltd. is a precious metals closed end fund that rose throughout the year until the Brexit vote in June at which point we exited part of our position.

Major detractors from performance include First Acceptance Insurance and the aforementioned Gulfmark Offshore and Tidewater.  First Acceptance is suffering from poor underwriting and claims management which led to the recent dismissal of the CEO. This has been a troubled position for a while but the balance sheet remains strong and we believe their franchise is intact. Gulfmark and Tidewater remain works in process, we are in constant contact with managements.

By now you should have received your yearend statement. The Fund distributed $1.11 of long term capital gains in late December so you should have received a Form 1099-DIV for 2016 if you hold your shares in a taxable account. Should you have any questions about your account or the Fund, don’t hesitate to call or write. Thank you for your continued support of our work.

John E. Deysher                                                                                         Pinnacle Value Fund

President & Portfolio Manager                                                                745 Fifth Ave. - 2400

212-605-7100                                                                                               New York, NY  10151

TOP 10 POSITIONS

                                                                                                                       % net assets

1. Gulf Island Fabrication- shipyards & marine fabrication

7.4%

2. Global Power Equipment- electric power infrastructure

6.4

3. SWK Holdings- life sciences finance

4.7

4. Permian Basin Royalty Trust

2.4

5. Seacor- marine services

2.3

6. Kansas City Life- life policies & annuities

2.3

7. San Juan Royalty Trust

2.1

8. EMC Insurance- regional property & casualty insurer

2.0

9. Hallmark Financial- multiline property & casualty insurer

2.0

10. MVC Capital- business development co.

1.9

                                                                                                            Total           33.5%

YTD TOP 5 Winners (realized & unrealized gains)

1. Global Power Equipment

$3,981,300

2. Gulf Island Fabrication

 1,798,400

3. Unit Corp.

1,426,800

4. Dawson Geophysical

855,500

5. ASA Ltd.

639,800

                                                                                                            Total

$8,701,800

YTD TOP 5 Sinners (realized & unrealized losses)

1. First Acceptance

$1,212,200

2. Gulfmark Offshore

446,200

3. Tidewater

245,800

4. Regional Management

150,100

5. Anchor Bancorp

107,900

                                                                                                            Total

$2,162,200

SECURITY CLASSIFICATIONS

Government & Prime Money Market Funds

44.5%

Energy

19.5

Industrial Goods & Services

10.8

Insurance

9.4

Financial Services

6.3

Closed End Funds

6.0

Real Estate

1.9

Banks & Thrifts

0.8

Consumer Goods & Services

0.8

                                                                                                   Total                        100.0%

Schedule of Investments December 31, 2016

Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS

Banks & Thrifts
3,966	Anchor Bancorp *	$ 21,973	$ 107,875
17,807	Hope Bancorp, Inc.	65,849	389,795
169	Preferred Bank	1,137	8,859
		88,959	506,529	0.75%
Conglomerate
400	FRP Holdings, Inc. *	9,686	15,080
100	PICO Holdings, Inc. *	867	1,515
5,255	Regency Affiliates, Inc.	20,665	47,348
100	Steel Partners Holdings L.P.	1,109	1,550
		32,327	65,493	0.10%
Energy
50,400	Atwood Oceanics, Inc. *	559,470	661,752
1,000	Cameco Corp.	10,370	10,470
4,000	Civeo Corp. *	3,408	8,800
54,407	Dawson Geophysical Co. *	162,560	437,432
234	Dorian LPG Ltd. *	2,016	1,921
100	Era Group, Inc. *	1,024	1,697
422,918	Gulf Island Fabrication, Inc.	3,265,553	5,032,724
595,488	Gulfmark Offshore, Inc. *	2,162,041	1,042,104
207,254	Permian Basin Royalty Trust	1,559,638	1,597,928
219,862	San Juan Basin Royalty Trust *	1,022,016	1,455,487
22,052	Seacor Holdings, Inc. *	1,350,313	1,571,867
295,774	Tidewater, Inc. *	1,234,467	1,008,589
15,162	Unit Corp. *	65,749	407,403
		11,398,625	13,238,174	19.47%
Financial Services
53,689	BKF Capital Group, Inc. (a) *	1,050,779	402,668
748,818	Special Diversified Opportunities, Inc. *	700,651	696,401
308,219	SWK Holdings Corp. *	2,702,812	3,205,478
		4,454,242	4,304,547	6.33%
Greeting Cards & Giftwrap
15,224	CSS Industries, Inc.	238,156	412,114	0.61%

Information Technology Services
111,770	Computer Task Group, Inc.	484,482	470,551
20,552	Optical Cable Corp. *	46,046	61,944
		530,528	532,495	0.78%
Insurance
45,772	EMC Insurance Group, Inc.	560,128	1,373,618
1,092,059	First Acceptance Corp. *	1,641,892	1,135,741
113,680	Hallmark Financial Services, Inc. *	711,632	1,322,098
13,363	Independence Holding Co.	57,026	261,247
32,728	Kansas City Life Insurance Co.	1,286,514	1,554,580
35,375	National Security Group, Inc.	281,745	627,874
6,100	Old Republic International Corp.	44,622	115,900
		4,583,559	6,391,058	9.40%
Power Equipment
923,843	Global Power Equipment Group, Inc. *	1,626,980	4,360,539
27,600	Powell Industries, Inc.	640,364	1,076,400
		2,267,344	5,436,939	8.00%

(a) Level 2 Security

* Non-Income producing securities.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2016

Shares/Principal Amount		Basis	Market Value	% of Assets

Real Estate
44,900	Forestar Group, Inc. *	$ 383,327	$ 597,170
26,707	Getty Realty Corp.	350,536	680,761
100	The St. Joe Co.	1,858	1,900
		735,721	1,279,831	1.88%
Retail
2,000	Americas Carmart, Inc. *	44,489	87,500
10,000	Stage Stores, Inc.	45,051	43,700
		89,540	131,200	0.19%
Security Services
67,721	Costar Technologies, Inc. *	484,731	565,470	0.83%

Steel Works, Blast Furnaces, & Rolling Mills
17,505	Friedman Industries, Inc.	79,875	116,583
2,000	Synalloy Corp. *	13,105	21,900
5,846	TimkenSteel Corp. *	41,677	90,496
35,190	Universal Stainless & Alloy Products, Inc. *	264,588	475,417
		399,245	704,396	1.04%
Transportation
167	International Seaways, Inc. *	2,438	2,340
133	New Patriot Transportation Holding, Inc. *	2,394	2,917
2,500	Overseas Shipholding Group, Inc. *	11,526	9,575
		16,358	14,832	0.02%

Total for Common Stock		$ 25,319,335	$ 33,583,078	49.40%

Closed-End & Exchange Traded Funds
3,017	Aberdeen Singapore Fund, Inc.	18,313	26,127
25,659	Adams Natural Resources Fund, Inc.	429,745	517,542
82,511	ASA Gold and Precious Metals Ltd.	676,896	910,922
4,378	Barings Participation Investor	56,770	62,163
35,651	Central Europe, Russia, & Turkey Fund, Inc.	704,890	733,341
49,308	Japan Smaller Capitalization Fund, Inc.	303,830	479,456
146,615	MVC Capital, Inc.	1,303,399	1,257,957
100	Special Opportunity Fund	1,227	1,365
1,000	Sprott Gold Miners ETF	15,760	18,860
10,483	Turkish Investment Fund, Inc.	81,804	71,075

Total for Closed-End & Exchange Traded Funds		$ 3,592,634	$ 4,078,808	6.00%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Liquid Assets Portfolio Fund Institutional Class 0.43% **	1,000,000	1,000,000
30,067,429	First American Government Obligation Fund Class Z 0.43% **	30,067,429	30,067,429

Total for Short Term Investments		$ 31,067,429	$ 31,067,429	45.70%

	Total Investments	$ 59,979,398	$ 68,729,315	101.11%

	Liabilities in excess of other Assets		(751,643)	(1.11)%

	Net Assets		$ 67,977,672	100.00%

* Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at December 31, 2016.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities December 31, 2016

Assets:
Investment Securities at Market Value	$ 68,729,315
(Identified Cost $59,979,398)
Cash	1,000
Receivables:
Shareholder Subscriptions	27,080
Dividends and Interest	76,585
Prepaid Expenses	5,373
Total Assets	68,839,353
Liabilities:
Payable to Advisor	842,785
Shareholder Redemptions	130
Accrued Expenses	18,766
Total Liabilities	861,681
Net Assets	$ 67,977,672

Net Assets Consist of:
Paid-In Capital	$ 58,098,427
Accumulated Realized Gain on Investments	1,129,328
Unrealized Appreciation in Value of Investments Based on Identified Cost	8,749,917
Net Assets	$ 67,977,672
Net Asset Value and Redemption Price
Per Share ($67,977,672/4,216,915 shares outstanding), no par value, unlimited
shares authorized	$ 16.12

The accompanying notes are an integral part of the financial statements.

Statement of Operations For the year ended December 31, 2016

Investment Income:
Dividends	$ 488,766
Interest	64,128
Total Investment Income	552,894
Expenses:
Investment Advisor Fees (Note 3)	776,073
Transfer Agent & Fund Accounting Fees	47,130
Insurance Fees	16,045
Custodial Fees	15,663
Audit Fees	15,043
Registration Fees	10,475
Trustee Fees	10,067
Legal Fees	643
Miscellaneous Fees	4,302
Printing & Mailing Fees	3,812
Total Expenses	899,253

Net Investment Loss	(346,359)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	5,198,938
Capital Gain Distributions from Regulated Investment Companies	50,401
Change in Unrealized Appreciation on Investments	4,783,924
Net Realized and Unrealized Gain on Investments	10,033,263

Net Increase in Net Assets from Operations	$ 9,686,904

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	12/31/2016	12/31/2015
From Operations:
Net Investment Loss	$ (346,359)	$ (16,184)
Net Realized Gain on Investments	5,198,938	5,289,144
Capital Gain Distributions from Regulated Investment Companies	50,401	63,945
Net Change In Unrealized Appreciation (Depreciation)	4,783,924	(9,307,321)
Net Increase (Decrease) in Net Assets from Operations	9,686,904	(3,970,416)

From Distributions to Shareholders:
Net Realized Gain from Security Transactions	(4,429,286)	(5,147,187)
Total Distributions to Shareholders	(4,429,286)	(5,147,187)

From Capital Share Transactions:
Proceeds From Sale of Shares	6,731,775	6,704,900
Shares issued in Reinvestment of Dividends	4,161,365	4,838,856
Cost of Shares Redeemed (a)	(7,146,810)	(8,124,265)
Net Increase from Shareholder Activity	3,746,330	3,419,491

Net Increase (Decrease) in Net Assets	9,003,948	(5,698,112)

Net Assets at Beginning of Period	58,973,724	64,671,836
Net Assets at End of Period	$ 67,977,672	$ 58,973,724

Share Transactions:
Issued	433,882	391,859
Reinvested	257,989	328,503
Redeemed	(462,342)	(488,778)
Net increase in shares	229,529	231,584
Shares outstanding beginning of Period	3,987,386	3,755,802
Shares outstanding end of Period	4,216,915	3,987,386

(a) Net of Redemption Fees of $3,423 for the period ended December 31, 2016, and $12,158 for the period ended December 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights Selected data for a share outstanding throughout the period:

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Net Asset Value -
Beginning of Period	$ 14.79	$ 17.22	$ 17.43	$ 15.95	$ 13.89
Net Investment Loss *	(0.09)	- (a)	(0.10)	(0.12)	(0.04)
Net Gains or Losses on Securities
(realized and unrealized)	2.53	(1.04)	0.93	2.75	2.66
Total from Investment Operations	2.44	(1.04)	0.83	2.63	2.62

Distributions from Net Investment Income	-	-	-	-	-
Distributions from Capital Gains	(1.11)	(1.39)	(1.04)	(1.15)	(0.56)
	(1.11)	(1.39)	(1.04)	(1.15)	(0.56)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Period	$ 16.12	$ 14.79	$ 17.22	$ 17.43	$ 15.95

Total Return	16.51%	(5.99)%	4.80%	16.62%	18.88%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 67,978	$ 58,974	$ 64,672	$ 65,789	$ 52,637

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.45%	1.44%	1.44%	1.45%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.56)%	(0.02)%	(0.57)%	(0.69)%	(0.26)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.45%	1.44%	1.44%	1.46%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.56)%	(0.02)%	(0.57)%	(0.71)%	(0.26)%

Portfolio Turnover Rate	43.04%	29.23%	20.94%	3.78%	8.14%

* Per share net investment Income (loss) determined on average shares outstanding during year.

(a) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

December 31, 2016

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at December 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 37,259,218	402,668	-	$ 37,661,886
Money Market Funds	31,067,429	-	-	31,067,429
Investments at Market	$ 68,326,647	402,668	-	$ 68,729,315

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at year end.

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended December 31, 2016. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year ended December 31, 2016, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At December 31, 2016 the Fund held approximately 46% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Liquid Assets Portfolio Fund.

As of December 31, 2016 the Fund had approximately 44% of its assets in First American Government Obligation Fund - Class Z. The investment in the First American Government Obligation Fund - Class Z represents approximately 0.1% of that fund’s net assets which was approximately $30.2 billion dollars at December 31, 2016. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2016 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset per value share.  During the year ended December 31, 2016, accumulated net investment loss was decreased by $346,359, and accumulated net realized gain was decreased by $346,359.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year ended December 31, 2016 and December 31, 2015, $3,423 and $12,158, of early redemption fees, respectively, were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year ended December 31, 2016, Adviser earned $776,073 in fees.

A Fund officer and trustee are also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.49%, of average daily net assets through April 30, 2017.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser had no recoupment in 2015 and $0 available for recoupment at the year end December 31, 2016.

4.)

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $14,923,422 and $18,602,189, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2016.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the year ended December 31, 2016 the Fund paid a long-term capital gain distribution of $1.1130 per share.

For the year ended December 31, 2015 the Fund paid a long-term capital gain distribution of $1.39208 per share.

The tax nature of distributions paid during the year ended December 31, 2016, and the year ended December 31, 2015 is:

	2016	2015
Net Investment Income	$ 0	$ 0
Long Term Capital Gain	$ 4,429,286	$ 5,147,187

At December 31, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 59,995,776

Gross tax unrealized appreciation	$ 11,782,567
Gross tax unrealized depreciation	(3,049,028)
Net tax unrealized appreciation	8,733,539
Accumulated realized gain on investments –net	1,145,706
Total Distributable Earnings	$ 9,879,245

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust (“Trust”), including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period  then ended, in conformity with accounting principles generally accepted in the United States of America.

 TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2017

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (61)	Trustee	Unlimited Since Inception	President, Secretary, Treasurer Pinnacle Value Fund	None

Independent Trustees
Edward P. Breau, CFA (84)	Trustee	Unlimited Since Inception	Private Investor	None

Richard M. Connelly (61)	Trustee	Unlimited Since Inception	Counsel, CCO JG Wentworth (finance)	None

James W. Denney (51)	Trustee	Unlimited Since Inception	President, Mohawk Asset Management	None

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2016	December 31, 2016	July 1,2016 to December 31, 2016

Actual	$1,000.00	$1,098.30	$7.65
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.85	$7.35

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) OR PERIOD ENDED DECEMBER 31, 2016

Pinnacle Value Fund $18,575
Russell 2000 Index $19,795

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	16.51%	4.70%	9.73%	6.39%
Russell 2000 Index	21.31%	6.74%	14.45%	7.07%

Chart assumes an initial investment of $10,000 made on 1/1/2007.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/16      FYE 12/31/15

Audit services                                                                         $12,300                 $12,300

Tax services                                                                             $2,700                   $2,700

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/16    FYE 12/31/15

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits attached hereto. none

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 6, 2017